Equity Capital Structure	6 Months Ended
Jun. 30, 2025
Equity Capital Structure [Abstract]
Equity Capital Structure
6.         Equity Capital Structure:

Under Robin’s initial Articles of Incorporation dated September 24, 2024, Robin’s authorized capital stock consisted of 1,000 shares par value $0.001 per share. On April 7, 2025, the Company’s articles of incorporation were amended and restated and Robin’s authorized capital stock was increased to 3,900,000,000 common shares, par value $0.001 per share and 100,000,000 preferred shares, par value $0.001 per share. In connection with the Spin-Off (Note 1), on April 14, 2025, Toro contributed to Robin $10,356,450 in cash for additional working capital and Robin (i) issued to Toro 2,386,731 common shares with one vote per share, and 2,000,000 Series A Preferred Shares, with a stated value of $25 and par value of $0.001 per share, and no voting power (Note 7), and (ii) issued to Pelagos Holdings Corp, a company controlled by Robin’s Chairman and Chief Executive Officer, 40,000 Series B Preferred Shares. Such common shares were distributed on April 14, 2025 pro rata to the shareholders of record of Toro as of April 7, 2025 at a ratio of one Robin common share for every eight Toro common shares. Refer to Note 1 for further details on the Spin-Off and issuance of such shares.

Each Series B Preferred Share has the voting power of 100,000 common shares and counts for 100,000 votes for purposes of determining quorum at a meeting of shareholders. Upon any liquidation, dissolution or winding up of the Company, the Series B Preferred shares shall have the same liquidation rights as and pari passu with the common shares up to their par value of $0.001 per share and, thereafter, the Series B Preferred Shares have no right to participate further in the liquidation, dissolution or winding up of the Company.

Registered Direct Equity Offerings

On June 17, 2025, the Company issued and sold 965,000 common shares to certain institutional investors at an offering price of $5.25 per share in a registered direct offering. In connection with this registered direct equity offering, the Company received gross and net cash proceeds of approximately $5.1 million and $4.2 million, respectively.

On June 18, 2025, the Company issued and sold 860,000 common shares to certain institutional investors at an offering price of $5.25 per share in a registered direct offering. In connection with this registered direct equity offering, the Company received gross and net cash proceeds of approximately $4.5 million and $4.1 million, respectively.

On June 20, 2025, the Company issued and sold 763,000 common shares to certain institutional investors at an offering price of $5.25 per share in a registered direct offering. In connection with this registered direct equity offering, the Company received gross and net cash proceeds of approximately $4.0 million and $3.6 million, respectively.

On June 25, 2025, the Company issued and sold 1,020,000 common shares to certain institutional investors at an offering price of $3.50 per share in a registered direct offering. In connection with this registered direct equity offering, the Company received gross and net cash proceeds of approximately $3.6 million and $3.2 million, respectively.

As of June 30, 2025, Robin had 5,994,731 common shares issued and outstanding.